SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2012

Ally Master Owner Trust

(Issuing Entity with respect to Securities)

Ally Wholesale Enterprises LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-167044-1	27-6449246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Wholesale Enterprises LLC 200 Renaissance Center Detroit, Michigan		48265
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events

Ally Wholesale Enterprises LLC (the “Company”) has registered an issuance of $25,700,000,000 in principal amount of asset backed notes on Form S-3 (Registration File No. 333-167044) under the Securities Act of 1933, as amended (the “Act”) filed on May 24, 2010, as amended by Pre-Effective Amendment No. 1 on July 9, 2010, by Pre-Effective Amendment No. 2 on July 29, 2010, and by Pre-Effective Amendment No. 3 on August 10, 2010 (as amended, the “Registration Statement”).

Pursuant to the Registration Statement, Ally Master Owner Trust (the “Issuing Entity”) issued $1,100,000,000 Class A Fixed Rate Asset Backed Notes, Series 2012-5 (the “Class A Notes” or the “Offered Notes”) on October 11, 2012 (the “Closing Date”). The Issuing Entity also issued $82,313,000 Class B Fixed Rate Asset Backed Notes, Series 2012-5 (the “Class B Notes”), $59,864,000 Class C Fixed Rate Asset Backed Notes, Series 2012-5 (the “Class C Notes”), $44,898,000 Class D Fixed Rate Asset Backed Notes, Series 2012-5 (the “Class D Notes”), and $209,523,639 Class E Asset Backed Equity Notes, Series 2012-5 (the “Class E Notes,” and collectively with the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, the “Notes”) on the Closing Date. Only the Offered Notes were offered publicly for sale.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to the Series 2012-5 Indenture Supplement (the “Series 2012-5 Indenture Supplement”), attached hereto as Exhibit 4.1, dated as of the Closing Date between the Issuing Entity and Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”) to an indenture, dated as of February 12, 2010, between the Issuing Entity and the Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a revolving pool of receivables arising under floorplan financing agreements between Ally Bank and a group of retail automotive dealers (such revolving pool the “Pool of Accounts”).

As of September 19, 2012, the Pool of Accounts had the characteristics described in the Prospectus Supplement dated as of October 4, 2012 filed with the Commission on October 9, 2012 pursuant to Rule 424(b)(5) of the Act.

Item 9.01.	Exhibits

Exhibit 4.1	Series 2012-5 Indenture Supplement between Ally Master Owner Trust and Wells Fargo Bank, National Association, as Indenture Trustee, dated as of October 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY WHOLESALE ENTERPRISES LLC

By:	/s/ Matt St. Charles
Name:	Matt St. Charles
Title:	Vice President

Dated: October 16, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Series 2012-5 Indenture Supplement between Ally Master Owner Trust and Wells Fargo Bank, National Association, as Indenture Trustee, dated as of October 11, 2012.